[Scudder Investments logo]

Scudder Capital Growth Fund

Class AARP and Class S Shares

Annual Report

September 30, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

Scudder Capital Growth Fund	Ticker Symbol	Fund Number
Class AARP	ACGFX	198
Class S	SCGSX	398

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

Autumn has historically been an unsettling, uncertain season for investors. This fall seems especially unnerving given the US economy's mixed progress toward recovery, continued threats to America's security and ongoing revelations of accounting abuse in telecom, media, energy and other industries.

We applaud your patience and commitment at this exceptionally difficult time. Stories of executive malfeasance, depressed corporate earnings, anemic business demand for new technology and election year rhetoric can make it challenging for investors to separate fact from fiction.

In our view, the rebuilding of confidence in the domestic equity market will be a gradual, long-term process. While these are tough times, the fact that the US economy is in fundamentally much better shape than it was during much of the 1970s - the last time stocks had a prolonged slump - gives us confidence that a new era of growth will likely emerge. In our view, mutual funds, such as Scudder Capital Growth Fund, a relatively conservative large-cap equity fund, provide a good cornerstone for an equity portfolio.

We believe that a disciplined, systematic investment strategy can be an effective approach for today's emotional market conditions. We are continually fine-tuning the fund's portfolio through our investment management process to address changing markets and investor needs.

As you review your personal investment goals, we believe you will continue to see the merits of entrusting us with your investment dollars. As your needs evolve over time, we encourage you to examine our entire expanding lineup of opportunities to maintain a well-diversified portfolio.

Sincerely,

William F. Glavin, Jr.
President, Scudder Capital Growth Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary September 30, 2002

Average Annual Total Returns
	1-Year	3-Year	5-Year	10-Year
Scudder Capital Growth Fund - Class AARP	-22.85%	-15.80%	-4.63%	7.00%
S&P 500 Index+	-20.49%	-12.89%	-1.63%	9.00%
Russell 1000 Growth Index++	-22.51%	-19.59%	-4.87%	6.68%

	1-Year	Life of Class*
Scudder Capital Growth Fund - Class S	-22.82%	-30.06%
S&P 500 Index+	-20.49%	-21.80%
Russell 1000 Growth Index++	-22.51%	-33.29%

Sources: Lipper, Inc. and Deutsche Asset Management

* On July 17, 2000, the Fund commenced Class S shares. Index returns begin July 31, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 9/30/02	$ 30.66	$ 30.67
9/30/01	$ 39.74	$ 39.74
Distribution Information: Twelve Months: Capital Gains Distributions	$ .02	$ .02

Class AARP Lipper Rankings - Large-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	355	of	683	52
3-Year	187	of	453	42
5-Year	178	of	308	58
10-Year	34	of	90	38

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Capital Growth Fund - Class AARP [] S&P 500 Index+ [] Russell 1000 Growth Index++

Yearly periods ended September 30

Comparative Results
Scudder Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$7,715	$5,969	$7,890	$19,672
	Average annual total return	-22.85%	-15.80%	-4.63%	7.00%
S&P 500 Index+	Growth of $10,000	$7,951	$6,610	$9,212	$23,666
	Average annual total return	-20.49%	-12.89%	-1.63%	9.00%
Russell 1000 Growth Index++	Growth of $10,000	$7,749	$5,199	$7,790	$19,099
	Average annual total return	-22.51%	-19.59%	-4.87%	6.68%

The growth of $10,000 is cumulative.

+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

Scudder Capital Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Capital Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Gadsden

CFA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1983.

Joined the fund in 1999.

Over 21 years of investment industry experience.

MBA, Wharton Business School, University of Pennsylvania.

Jesse Stuart

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1996.

Joined the fund in 2001.

Over 6 years of investment industry experience.

BA, Brown University.

In the following interview, William F. Gadsden, portfolio co-manager of Scudder Capital Growth Fund, discusses market conditions and the fund's investment strategy during the 12-month period ended September 30, 2002.

Q: How would you describe the environment for the market and the fund during the past 12 months?

A: The market environment over the past year was very difficult. The period started out fairly well as the stock market rebounded from the huge declines following the September 11, 2001 attacks. However, that recovery, which took place in the last three months of 2001, was not sustained. In early 2002, the market declined as investors sold stocks to lock in their fourth quarter profits. After that, a lack of confidence dominated the markets. Continued reports of improper accounting practices and the downturn in corporate earnings plus the threat of war with Iraq kept a turnaround at bay. In spite of this difficult and volatile environment, we began to see some positive signs for the markets and the fund later in the period. After more than a year of underperformance, growth stocks began to outperform value stocks in the final three months of the reporting period. Also, large-cap stocks began outperforming small-cap stocks.

Q: How did the fund perform in this environment?

A: For the 12 months ended September 30, 2002, the fund's Class AARP shares posted a total return of -22.85 percent, compared with a -20.49 percent total return by its benchmark, the S&P 500 Index. The S&P 500 Index is an unmanaged group of stocks generally representative of the US stock market. During the period, growth stocks generally lagged the S&P 500 Index, which is made up of both growth and value stocks. The Russell 1000 Growth Index fell posting a -22.51 percent total return during the period. The Russell 1000 Growth Index measures the performance of large companies with greater-than-average growth orientation compared with the overall market. (See page 4 for standardized performance.)For the 12 months ended September 30, 2002, the fund's Class A shares (unadjusted for sales charges) posted a total return of -23.04 percent, compared with a -20.49 percent total return by its benchmark, the S&P 500 Index. The S&P 500 Index is an unmanaged group of stocks generally representative of the US stock market. During the period, growth stocks generally lagged the S&P 500 Index, which is made up of both growth and value stocks. The Russell 1000 Growth Index posting a -22.51 percent total return during the period. The Russell 1000 Growth Index measures the performance of large companies with greater-than-average growth orientation compared with the overall market. (See page 4 for standardized performance.)

Q: How did you manage the fund during the period?

A: We use a method known as GARP, which stands for "growth at a reasonable price." We believe this approach will allow the fund to outperform on a long-term basis. The approach helps the fund participate in broad advances. It also limits portfolio volatility and risk versus other growth funds in market downturns. We look for good companies that offer superior long-term growth characteristics and the strength of competitive franchises to sustain them. We value such stocks more than those of other less reliable companies that we believe are "cheap" for a reason. During this period, there were some trends in place that favored our discipline and contributed to performance. The fund's focus on higher-quality companies with better earnings growth than the broad market helped as these types of stocks outperformed value stocks in the last three months of the period.

Q: What stocks or industries helped performance?

A: In late 2001, technology and energy added to performance as the market rallied. During 2002, however, the technology sector underperformed. This was due to some high-profile technology companies not achieving their earnings estimates. In the meantime, the fund's exposures to the health care and consumer discretionary sectors began performing well. The fund holds a large position in health care relative to the S&P 500 Index. This overweight helped relative performance as the sector held up better than most others over the last three months. The fund also benefited from our strategy to further diversify health care holdings. Companies such as Johnson & Johnson, Zimmer Holdings and Tenet Healthcare all posted positive returns over the past several months. These companies outperformed their peers in the sector as well as the overall market by a large margin.

Q: What holdings detracted from performance?

A: The fund's overweight in technology hurt results as these stocks demonstrated broad weakness. Technology stocks were weak throughout 2002. The fund's emphasis on quality, industry-leading companies did not help in this area. That was because holdings such as Microsoft, Intel and Applied Materials all declined, along with almost all other companies in the sector.

Q: What changes, if any, are you making to the portfolio?

A: We are making very few changes. It has been our experience that actions based on fear and emotion, have proven costly over the long term. We continued to further diversify the fund's health care holdings. Where possible, we've used weakness in the market to add higher-quality holdings and upgrade the portfolio. The fund's purchases included new positions in Gilead Sciences, International Game Technology and Kohl's. We have trimmed the fund's positions in Citigroup, Merck and Wal-Mart Stores. Wal-Mart Stores has been a great relative performer and grew to be a large position. Overall, we keep the fund focused on higher-quality, growth-oriented companies with secure competitive positions.

Q: What is your outlook for the coming months?

A: We are now in the second worst bear market in US post-World War II history. The S&P 500 Index has declined about 46 percent from its peak in March of 2000.* Only the 1973-74 bear market was worse, when the S&P declined slightly more than 50 percent in the span of about 18 months.* However, the current bear market has been longer in duration. The economic recovery seen in the first half of 2002 seems to have stalled recently. At the moment, it appears that economic growth for the remainder of the year will be more muted than originally anticipated. Consumer confidence and capital spending by businesses have yet to fully recover.

* Source: Deutsche Asset Management

However, we believe there are some encouraging signs for investors. The severe headwind that the fund's investment style faced throughout the first half of the year has subsided. We believe the outperformance of growth stocks over the past few months may indicate a turn in relative strength. Also, valuations are lower. The price-to-earnings (P/E) ratio1 of the S&P 500 Index is low. Inflation and interest rates are also low, and it does not seem likely that the Federal Reserve Board will raise interest rates anytime soon. Historically, these factors have provided a favorable backdrop for the stock market.

1 The P/E ratio is the price of a stock divided by its earnings per share. It is a widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2002

Asset Allocation	9/30/02	9/30/01

Common Stocks	97%	97%
Cash Equivalents	3%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/02	9/30/01

Health Care	26%	24%
Information Technology	19%	23%
Consumer Discretionary	18%	17%
Financials	13%	13%
Consumer Staples	9%	7%
Energy	8%	6%
Industrials	7%	8%
Other	-	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2002 (32.9% of Portfolio)
1. Microsoft Corp. Developer of computer software	4.5%
2. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.9%
3. Johnson & Johnson Provider of health care products	3.8%
4. General Electric Co. Industrial conglomerate	3.5%
5. Tenet Healthcare Corp. Operator of specialty and general hospitals	3.4%
6. Wal-Mart Stores, Inc. Operator of discount stores	3.2%
7. Colgate-Palmolive Co. Manufacturer of household and personal care products	2.9%
8. International Business Machines Corp. Manufacturer of computers and provider of information processing services	2.6%
9. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.6%
10. Abbott Laboratories Developer of health care products	2.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002

	Shares	Value ($)
Common Stocks 96.8%
Consumer Discretionary 17.4%
Automobiles 1.5%
Harley-Davidson, Inc.	354,200	16,452,590
Hotel Restaurants & Leisure 1.0%
International Game Technology*	155,200	10,730,528
Media 6.3%
AOL Time Warner, Inc.*	966,600	11,309,220
Comcast Corp. "A"*	861,400	17,968,804
Omnicom Group, Inc.	333,500	18,569,280
Viacom, Inc. "B"*	532,800	21,605,040
		69,452,344
Multiline Retail 6.2%
Kohl's Corp.*	114,000	6,932,340
Target Corp.	881,300	26,015,976
Wal-Mart Stores, Inc.	731,000	35,994,440
		68,942,756
Specialty Retail 2.4%
Home Depot, Inc.	769,000	20,070,900
Staples, Inc.*	501,100	6,409,069
		26,479,969
Consumer Staples 8.9%
Beverages 3.8%
Coca-Cola Co.	413,100	19,812,276
PepsiCo, Inc.	597,600	22,081,320
		41,893,596
Household Products 5.1%
Colgate-Palmolive Co.	589,200	31,787,340
Procter & Gamble Co.	272,600	24,364,988
		56,152,328
Energy 7.3%
Energy Equipment & Services 4.1%
Nabors Industries Ltd.*	703,900	23,052,725
Schlumberger Ltd.	587,200	22,583,712
		45,636,437
Oil & Gas 3.2%
Anadarko Petroleum Corp.	447,500	19,931,650
EOG Resources, Inc.	429,200	15,434,032
		35,365,682
Financials 13.0%
Diversified Financials 9.8%
American Express Co.	531,700	16,578,406
Citigroup, Inc.	729,466	21,628,667
Fannie Mae	456,400	27,174,056
Franklin Resources, Inc.	324,800	10,101,280
Merrill Lynch & Co., Inc.	464,900	15,318,455
State Street Corp.	472,300	18,249,672
		109,050,536
Insurance 3.2%
American International Group, Inc.	422,130	23,090,511
Marsh & McLennan Companies, Inc.	296,500	12,346,260
		35,436,771
Health Care 25.2%
Biotechnology 1.9%
Genentech, Inc.*	392,900	12,820,327
Gilead Sciences, Inc.*	258,400	8,664,152
		21,484,479
Health Care Equipment & Supplies 4.2%
Baxter International, Inc.	451,600	13,796,380
Medtronic, Inc.	331,300	13,954,356
Zimmer Holdings, Inc.*	490,030	18,787,750
		46,538,486
Health Care Providers & Services 5.1%
Laboratory Corp. of America Holdings*	571,800	19,315,404
Tenet Healthcare Corp.*	761,550	37,696,725
		57,012,129
Pharmaceuticals 14.0%
Abbott Laboratories	683,000	27,593,200
Eli Lilly & Co.	393,100	21,754,154
Johnson & Johnson	783,200	42,355,456
Merck & Co., Inc.	250,600	11,454,926
Pfizer, Inc.	1,503,125	43,620,688
Wyeth	255,600	8,128,080
		154,906,504
Industrials 6.7%
Aerospace & Defense 1.8%
United Technologies Corp.	361,800	20,438,082
Commercial Services & Supplies 0.5%
Concord EFS, Inc.*	298,900	4,746,532
Industrial Conglomerates 4.4%
General Electric Co.	1,576,500	38,860,725
Tyco International Ltd.	715,200	10,084,320
		48,945,045
Information Technology 17.9%
Communications Equipment 1.7%
Cisco Systems, Inc.*	1,804,800	18,914,304
Computers & Peripherals 3.2%
EMC Corp.*	1,341,100	6,128,827
International Business Machines Corp.	501,400	29,276,746
		35,405,573
IT Consulting & Services 0.4%
Electronic Data Systems Corp.	341,300	4,771,374
Semiconductor Equipment & Products 6.3%
Applied Materials, Inc.*	1,565,400	18,080,370
Intel Corp.	2,039,280	28,325,599
Linear Technology Corp.	461,200	9,556,064
Texas Instruments, Inc.	908,100	13,412,637
		69,374,670
Software 6.3%
Acclaim Entertainment, Inc. (Warrant)*	20,568	31
Microsoft Corp.*	1,130,100	49,374,069
Oracle Corp.*	1,723,400	13,545,924
PeopleSoft, Inc.*	318,700	3,942,319
VERITAS Software Corp.*	233,600	3,436,256
		70,298,599
Telecommunication Services 0.4%
Wireless Telecommunication Services
AT&T Wireless Services, Inc.*	1,027,300	4,232,476
Total Common Stocks (Cost $1,337,920,473)		1,072,661,790

Cash Equivalents 3.2%
Scudder Cash Management QP Trust, 1.90% (b) (Cost $35,118,206)	35,118,206	35,118,206
Total Investment Portfolio - 100.0% (Cost $1,373,038,679) (a)		1,107,779,996

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,375,262,210. At September 30, 2002, net unrealized depreciation for all securities based on tax cost was $267,482,214. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $121,695,211 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $389,177,425.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002
Assets
Investments in securities, at value (cost $1,373,038,679)	$ 1,107,779,996
Cash	10,000
Dividends receivable	817,324
Interest receivable	220
Receivable for Fund shares sold	377,114
Total assets	1,108,984,654
Liabilities
Payable for Fund shares redeemed	1,284,623
Accrued management fee	564,760
Other accrued expenses and payables	345,293
Total liabilities	2,194,676
Net assets, at value	$ 1,106,789,978
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	(265,258,683)
Accumulated net realized gain (loss)	(405,863,632)
Paid-in capital	1,777,912,293
Net assets, at value	$ 1,106,789,978

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2002 (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($839,763,275 / 27,389,718 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 30.66
Class S Net Asset Value, offering and redemption price per share ($128,086,105 / 4,176,456 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 30.67
Class A Net Asset Value and redemption price per share ($77,450,879 / 2,534,537 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 30.56
Maximum offering price per share (100 / 94.25 of $30.56)	$ 32.42
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($42,740,017 / 1,412,660 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 30.25
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,729,708 / 486,806 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 30.26
Class I Net Asset Value, offering and redemption price per share ($4,019,136 / 130,747 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 30.74
Institutional Class Net Asset Value, offering and redemption price per share ($858 / 27.98 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 30.66

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2002
Investment Income
Income: Dividends	$ 12,477,711
Interest	646,181
Total Income	13,123,892
Expenses: Management fee	9,200,982
Administrative fee	4,908,696
Distribution service fees	1,090,241
Trustees' fees and expenses	39,380
Total expenses, before expense reductions	15,239,299
Expense reductions	(245)
Total expenses, after expense reductions	15,239,054
Net investment income (loss)	(2,115,162)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(286,124,024)
Net unrealized appreciation (depreciation) during the period on investments	(45,686,659)
Net gain (loss) on investment transactions	(331,810,683)
Net increase (decrease) in net assets resulting from operations	$ (333,925,845)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2002	2001
Operations: Net investment income (loss)	$ (2,115,162)	$ (3,107,970)
Net realized gain (loss) on investment transactions	(286,124,024)	(89,141,229)
Net unrealized appreciation (depreciation) on investment transactions during the period	(45,686,659)	(911,441,189)
Net increase (decrease) in net assets resulting from operations	(333,925,845)	(1,003,690,388)
Distributions to shareholders from: Net realized gains: Class AARP	(472,139)	(252,440,953)
Class S	(71,177)	(3,773,140)
Class A	(39,000)	-
Class B	(24,881)	-
Class C	(7,471)	-
Class I	(2,044)	-
Fund share transactions: Proceeds from shares sold	179,648,515	287,037,818
Net assets acquired in tax-free reorganization	-	473,803,952
Reinvestment of distributions	586,689	242,240,639
Cost of shares redeemed	(410,609,653)	(528,798,353)
Net increase (decrease) in net assets from Fund share transactions	(230,374,449)	474,284,056
Increase (decrease) in net assets	(564,917,006)	(785,620,425)
Net assets at beginning of period	1,671,706,984	2,457,327,409
Net assets at end of period	$ 1,106,789,978	$ 1,671,706,984

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended September 30,	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 39.74	$ 73.41	$ 62.68	$ 51.24	$ 57.84
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)	(.07)	(.10)	.04	.28
Net realized and unrealized gain (loss) on investment transactions	(9.03)	(25.89)	16.27	18.19	(2.26)
Total from investment operations	(9.06)	(25.96)	16.17	18.23	(1.98)
Less distributions from: Net investment income	-	-	(.04)	(.24)	(.31)
Net realized gains on investment transactions	(.02)	(7.71)	(5.40)	(6.55)	(4.31)
Total distributions	(.02)	(7.71)	(5.44)	(6.79)	(4.62)
Net asset value, end of period	$ 30.66	$ 39.74	$ 73.41	$ 62.68	$ 51.24
Total Return (%)	(22.85)	(38.60)	26.01	36.83	(3.39)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	840	1,279	2,450	1,735	1,247
Ratio of expenses before expense reductions (%)	.87	.88	.91[b]	.91	.87
Ratio of expenses after expense reductions (%)	.87	.88	.90[b]	.91	.87
Ratio of net investment income (loss) (%)	(.06)	(.13)	(.13)	.07	.50
Portfolio turnover rate (%)	13	35	66	68	53
[a] Based on average shares outstanding during the period.
[b] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .90% and .90%, respectively.

Class S
Years Ended September 30,	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 39.74	$ 73.41	$ 76.71
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.08)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(9.03)	(25.88)	(3.28)
Total from investment operations	(9.05)	(25.96)	(3.30)
Less distributions from: Net realized gains on investment transactions	(.02)	(7.71)	-
Net asset value, end of period	$ 30.67	$ 39.74	$ 73.41
Total Return (%)	(22.82)	(38.60)	(4.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	202	7
Ratio of expenses (%)	.85[c]	.88	.89*
Ratio of net investment income (loss) (%)	(.04)	(.16)	(.15)*
Portfolio turnover rate (%)	13	35	66
[a] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
[b] Based on average shares outstanding during the period.
[c] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was .87%.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Capital Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. On August 19, 2002, the Fund commenced offering Institutional Class shares. Class I shares and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP, and Class S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for Class A, B, C and I shares and Institutional Class shares is provided separately and is available upon request.Certain detailed information for Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $150,104,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($15,353,000) and September 30, 2010 ($134,751,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $253,537,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	-
Capital loss carryforwards	(150,104,000)
Net unrealized appreciation (depreciation) on investments	(267,482,214)

In addition, during the year ended September 30, 2002, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distributions from long-term capital gains	$ (616,712)

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $195,935,370 and $424,697,994, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $3,000,000,000 of the Fund's average daily net assets, 0.555% of the next $1,000,000,000 of such net assets and 0.53% of such net assets in excess of $4,000,000,000, computed and accrued daily and payable monthly.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375%, 0.350%, 0.10% and 0.275% of the average daily net assets for Class AARP, S, A, B, C, I and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C, I and Institutional Class shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2002
Class AARP	$ 3,715,766	$ 201,840
Class S	561,899	32,131
Class A	336,519	21,024
Class B	238,905	13,429
Class C	70,901	4,307
Class I	5,741	353
Institutional Class**	1	1
	$ 4,929,732	$ 273,085

In addition, the Administrative Fee expense on the Statement of Operations includes ($21,036) of changes in estimates relating to fund and class-level expenses recorded prior to the adoption of the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class B	$ 477,808	$ 29,749
Class C	151,931	10,070
	$ 629,739	$ 39,819

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class A	$ 253,787	$ 17,012	0.25%
Class B	156,238	8,948	0.25%
Class C	50,477	3,690	0.25%
	$ 460,502	$ 29,650

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2002 aggregated $20,091.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2002 the CDSC for Class B and C shares aggregated $195,671 and $331, respectively.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended September 30, 2002, totaled $646,181 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $245 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	1,432,547	$ 59,740,922	3,328,188	$ 195,588,661
Class S	1,215,603	50,601,789	1,155,313	65,822,945
Class A	1,126,043	45,171,718	261,543	11,969,573*
Class B	360,158	14,702,221	82,845	3,753,752*
Class C	194,904	7,897,495	58,044	2,621,994*
Class I	36,822	1,533,370	145,527	7,280,893*
Institutional Class**	28	1,000	-	-
		$ 179,648,515		$ 287,037,818
Shares issued in tax-free reorganization
Class S	-	-	4,748,391	$ 237,940,428
Class A	-	-	2,524,437	126,499,777
Class B	-	-	1,711,234	85,750,902
Class C	-	-	471,227	23,612,845
		-		$ 473,803,952
Shares issued to shareholders in reinvestment of distributions
Class AARP	9,827	$ 445,630	4,144,131	$ 238,470,293
Class S	1,552	70,389	65,526	3,770,346
Class A	840	38,152	-	-
Class B	512	23,169	-	-
Class C	162	7,305	-	-
Class I	45	2,044	-	-
		$ 586,689		$ 242,240,639
Shares redeemed
Class AARP	(6,235,589)	$ (245,401,215)	(8,668,860)	$ (465,700,006)
Class S	(2,130,626)	(86,794,487)	(974,558)	(42,917,133)
Class A	(1,123,077)	(45,537,725)	(255,249)	(11,317,883)*
Class B	(593,379)	(23,517,908)	(148,710)	(6,595,406)*
Class C	(198,531)	(7,803,357)	(39,000)	(1,764,491)*
Class I	(40,265)	(1,554,961)	(11,382)	(503,434)*
		$ (410,609,653)		$ (528,798,353)
Net increase (decrease)
Class AARP	(4,793,215)	$ (185,214,663)	(1,196,541)	$ (31,641,052)
Class S	(913,471)	(36,122,309)	4,994,672	264,616,586
Class A	3,806	(327,855)	2,530,731	127,151,467*
Class B	(232,709)	(8,792,518)	1,645,369	82,909,248*
Class C	(3,465)	101,443	490,271	24,470,348*
Class I	(3,398)	(19,547)	134,145	6,777,459*
Institutional Class**	28	1,000	-	-
		$ (230,374,449)		$ 474,284,056

* For the period from June 25, 2001 (commencement of sales of Class A, B, C and I shares) to September 30, 2001.
** For the period from August 20, 2002, (commencement of sales of Institutional Class shares) to September 30, 2002.

G. Acquisition of Assets

On June 22, 2001, the Fund acquired all of the net assets of Classic Growth Fund pursuant to a plan of reorganization approved by shareholders on May 24, 2001. The acquisition was accomplished by a tax-free exchange of 2,524,437 Class A shares, 1,711,234 Class B shares, 471,227 Class C shares and 4,748,391 Class S shares of the Fund, respectively, for 6,487,487 Class A shares, 4,533,197 Class B shares, 1,256,287 Class C shares and 12,264,414 Class S shares of Classic Growth Fund, respectively, outstanding on June 22, 2001. Classic Growth Fund's net assets at that date ($473,803,952), including $47,311,596 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,761,773,495. The combined net assets of the Fund immediately following the acquisition were $2,235,577,447.

Report of Independent Accountants

To the Trustees of Investment Trust and the Shareholders of Scudder Capital Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Capital Growth Fund (the "Fund") at September 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts November 11, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.0150 per share from net long-term capital gains during its year ended September 30, 2002, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2002. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (58) Trustee, 1990-present	President, WGBH Educational Foundation; Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	48
Dawn-Marie Driscoll (55) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988); Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee	48
Edgar R. Fiedler (73) Trustee, 1995-present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization); Directorships: The Harris Insight Funds (registered investment companies; 22 funds overseen)	48
Keith R. Fox (48) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds); Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor)	48
Louis E. Levy (69) Trustee, 2002-present	Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 3 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (58) Trustee, 1999-present	Consultant (1997-present); formerly, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996); Directorships: The William and Flora Hewlett Foundation	48
Jean C. Tempel (59) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Venture Partner, Internet Capital Group (network of internet partnership companies) (1993-2000); Directorships: United Way of Mass Bay; Sonesta International Hotels, Inc.; Labnetics, Inc. (medical equipment company); Metatomix, Inc. (database management); Aberdeen Group (technology research); Northeastern University Funds and Endowment Committee; Connecticut College Finance Committee; Commonwealth Institute (not-for-profit start-up for women's enterprises); The Reference, Inc. (IT consulting for financial services)
		48
Carl W. Vogt (66) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000); Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 3 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[1,2,4] (57) Chairman, Trustee and Vice President, 2002-present	Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); President, DB Hedge Strategies Fund LLC (June 2002 to present), Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment company; 4 funds overseen) (1992-1999).
203
William F. Glavin, Jr.[3] (44) President, 2000-present	Managing Director of Deutsche Asset Management; Trustee, Crossroads for Kids, Inc. (serves at-risk children)	n/a
Joshua Feuerman (37) Vice President, 2002-present	Managing Director of Deutsche Asset Management (1999 to present); prior thereto, head of international strategies, State Street Global Advisors	n/a
William F. Gadsden (47) Vice President, 1996-present	Managing Director of Deutsche Asset Management	n/a
Daniel O. Hirsch[4] (48) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kathleen T. Millard (41) Vice President, 1999-present	Managing Director of Deutsche Asset Management	n/a
John Millette (40) Vice President and Secretary, 1999-present	Vice President of Deutsche Asset Management	n/a
Kenneth Murphy (38) Vice President, 2002-present	Vice President of Deutsche Asset Management (2001-present); formerly, Director, John Hancock Signature Services (1992-2001); Senior Manager, Prudential Mutual Fund Services (1987-1992)	n/a
Jesse Stuart (36) Vice President, 2002-present	Director of Deutsche Asset Management	n/a
Gary L. French (51) Treasurer, 2002-present	Managing Director of Deutsche Asset Management (2001-present); formerly, President of UAM Fund Services, Inc.	n/a
John R. Hebble (44) Assistant Treasurer, 1998-present	Senior Vice President of Deutsche Asset Management	n/a
Brenda Lyons (40) Assistant Treasurer, 2000-present	Senior Vice President of Deutsche Asset Management	n/a
Charles A. Rizzo[5] (45) Assistant Treasurer, 2002-present	Senior Vice President of Deutsche Asset Management	n/a
Caroline Pearson (40) Assistant Secretary, 1997-present	Managing Director of Deutsche Asset Management (1997-present); formerly, Associate, Dechert (law firm) (1989-1997)	n/a

1 Length of time served represents the date that each Trustee was first elected to a Scudder fund Board. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of a Scudder fund.
2 Mr. Hale is considered an "interested person" of the fund because of his affiliation with the fund's Advisor.
3 Address: 222 South Riverside Plaza, Chicago, Illinois
4 Address: One South Street, Baltimore, Maryland
5 Mr. Rizzo was elected to serve as an officer of the fund on October 7, 2002.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes